UNITED STATES

     SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

________August 18, 2014___________________

KOPJAGGERS, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

State or Other Jurisdiction of Incorporation

000-54307

27-2037711

(Commission File Number)

(IRS Employer Identification Number)

5920 North Florida Ave.  Hernando Fl. 34442

(Address of principal executive offices, zip code)

353.489.6912

Registrant’s telephone number, including area code

28325 Utica Road, Roseville, MI 480666

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 18, 2014, Seale & Beers, CPAs was dismissed as the independent registered public accounting firm of Kopjaggers Inc. (the “ Company ”).  The Company’s Board of Directors, acting in the capacity of an audit committee, approved the dismissal of Seale & Beers, CPAs.

Seale & Beers, CPAs, reports on the Company’s financial statements for the year ended December 31, 2013, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports for the year indicated that the Company is in the development stage and has suffered operating losses.  Accordingly, such reports indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the year ended December 31, 2013, there were no disagreements with Seale & Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers, CPAs, would have caused it to make reference thereto in connection with its reports on the financial statements for the year.  During the year ended December 31, 2013 or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Seale & Beers, CPAs with a copy of the foregoing disclosures and requested Seale & Beers, CPAs to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Seale & Beers, CPAs agrees with the disclosures.  A copy of Seale & Beers, CPAs letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On August 18, 2014, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged John Scrudato CPA as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements.  During the Company’s fiscal year ended December 31, 2013 neither the Company, nor anyone acting on its behalf, consulted with John Scrudato CPA regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that John Scrudato CPA concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Seale & Beers, CPAs regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2014	KOPJAGGERS INC.

	By:	/s/ Charles Teelon
Name: Charles Teelon
Title: Chief Executive and Financial Officer

EXHIBIT 16.1

SEALE and BEERS, CPAs

PCAOB REGISTERED AUDITORS

www.sealebeers.com

August 18, 2014

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE
Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included under Item 4.01 in the Form 8-K dated August 18, 2014 of Kopjaggers, Inc. to be filed with the Securities and Exchange Commission and we agree with such statements insofar as they relate to our dismissal.

Very truly yours,

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs

Las Vegas, Nevada